Exhibit 10.12

FOURTH AMENDMENT

TO THE

CREDIT AGREEMENT

dated July 29, 2003

between

WESTERN PLAINS ENERGY, L.L.C.

as Borrower

and

AGCOUNTRY FARM CREDIT SERVICES, FLCA

as Lender

October 2, 2006

FOURTH AMENDMENT

to the

CREDIT AGREEMENT

THIS FORTH AMENDMENT to the CREDIT AGREEMENT (the “Forth Amendment”) dated July 29, 2003 (the “Agreement”), is made and entered into as of October 2, 2006, by and between WESTERN PLAINS ENERGY, L.L.C., a Kansas limited liability company (“Borrower”) and AGCOUNTRY FARM CREDIT SERVICES, FLCA (“Lender”).

WHEREAS, the parties entered into the First Amendment to the Agreement on March 4, 2004 (the “First Amendment”);

WHEREAS, the parties entered into the Second Amendment to the Agreement on November 15, 2004 (the “Second Amendment”);

WHEREAS, the parties entered into the Third Amendment to the Agreement on March 7, 2006 (the “Third Amendment”); and

WHEREAS, pursuant to Section 9.02(b) of the Agreement, Lender and Borrower hereby agree to further amend the Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1.             Definitions.  Except as otherwise provided herein, capitalized terms used herein without definition shall have the meanings provided for in the Agreement.

2.             “Variable Rate.”  The defined term “Variable Rate” under Section 1.01 of the Agreement is deleted in its entirety and replaced with the following language:

“Variable Rate” shall mean the per annum floating rate of interest equal to LIBOR, as determined on the applicable Determination Date, plus 250 basis points (2.50%) during the related Interest Period.

3.             Revolving Commitment.  The defined term “Revolving Commitment” under Section 1.01 of the Agreement is deleted in its entirety and replaced with the following language:

“Revolving Commitment” shall mean the obligation of Lender to make Revolving Loans to Borrower in accordance with the terms of Section 2.05 in an amount not to exceed the Revolving Conversion Amount of $4,000,000.

4.             Suspension of Administrative Fee.  The requirement that Borrower pay to Lender an Administrative Fee pursuant to Section 2.14(c) of the Agreement is hereby suspended until further notice by Lender.

5.             Quarterly Fees.  Section 2.14(d)(ii) of the Agreement is deleted in its entirety and replaced with the following language:

(ii)           one-quarter of one percent (0.25%) per annum on the unused amount of the Revolving Commitment during the Revolving Credit Availability Period.

6.             Repayment of Loans.  Section 2.09(b) of the Agreement is deleted in its entirety and replaced with the following language:

(b)           Revolving Facility.  During the Revolving Credit Availability Period, Borrower shall pay in arrears, not later than the first day of each month, interest at the rate in effect from time to time pursuant to Section 2.07(a) based on the daily balance of the Revolving Loans outstanding during the related monthly period.  All principal and accrued and unpaid interest on the Revolving Loans shall be due and payable on the Maturity Date.

7.             Capital Expenditures.  Section 6.03 of the Agreement is deleted in its entirety and replaced with the following language:

Section 6.03         Capital Expenditures.  Borrower will not make Capital Expenditures in excess of $2,500,000 during any fiscal year period following Construction Completion without Lender’s prior written approval.

8.             Representations; Events of Default.  In order to induce Lender to execute this Fourth Amendment, the Borrower hereby:

(a)           makes and renews to Lender the representations and warranties set forth in Article IV of the Agreement; and

(b)           certifies to Lender that no Default or Event of Default has occurred under the Agreement.

9.             Expenses.  Borrower shall pay or reimburse Lender for attorneys’ fees and costs of Lender’s legal counsel in connection with the preparation, execution, delivery and consummation of this Fourth Amendment, and, notwithstanding anything to the contrary, all such fees and costs incurred by Lender, without limitation, in connection with enforcement or protection of Lender’s rights under the Agreement.

10.           General.  On and after the effectiveness of this Fourth Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Agreement, and each reference in the loan documents to the Agreement, shall mean the Agreement as amended by the First Amendment, Second Amendment, Third Amendment, and this Fourth Amendment.  The Agreement shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

10.           Counterpart Signatures.  This Fourth Amendment may be executed by each party in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one binding document.  Signature by facsimile shall bind the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

WESTERN PLAINS ENERGY, L.L.C.

By:	/s/ Jeff Torluemke
Name:	Jeff Torluemke
Title:	Chief Executive Officer

LENDER:

AGCOUNTRY FARM CREDIT SERVICES, FLCA

	By:	/s/ Randolph L. Aberle
	Name:	Randolph L. Aberle
	Title:	Vice President